Principal Exchange-Traded Funds
Supplement dated March 1, 2019
to the Statement of Additional Information dated November 1, 2018
(as supplemented on December 17, 2018)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO HOLDINGS DISCLOSURE
Delete the Portfolio Holdings Disclosure section, and replace with the following:
The portfolio holdings of each Fund are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, will be publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Funds.
Certain Entities may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units.  For this purpose, “Entities” are generally limited to NSCC members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, market makers, and other institutional market participants and entities that provide information or transactional services.
Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds.
In addition to the permitted disclosures described above, shareholders can also obtain each Fund's Statement of Additional Information (“SAI”), Shareholder Reports, and its Form N-CSR and Form N-SAR, filed twice a year. Each Fund’s SAI and Shareholder Reports are available free upon request from the Fund, and those documents and the Form N-CSR and Form N-SAR may be viewed on-screen or downloaded from the SEC web site at www.sec.gov.